Exhibit 1.1

EXECUTION COPY

6.75% HiMEDSsm Units

BANKUNITED FINANCIAL CORPORATION

UNDERWRITING AGREEMENT

April 19, 2007

J.P. MORGAN SECURITIES INC.

277 Park Avenue

New York, New York 10172

As Representative of the

several Underwriters listed

in Schedule I hereto

Ladies/Gentlemen:

BankUnited Financial Corporation, a corporation organized and existing under the laws of Florida (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell the several Underwriters named in Schedule I hereto (the “Underwriters”), for whom you are acting as representative (the “Representative”) an aggregate of 3,200,000 HiMEDS Units of the Company (the “Equity Units”), the terms of which are identified in Schedule II, and with respect to the grant by the Company to the Underwriters of the option described in Section 2(b) hereof to purchase all or any part of the Option Securities (as defined below). The aforesaid 3,200,000 Equity Units (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 480,000 Equity Units subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities”.

Each Security will have a stated amount of $50 and will initially be comprised of (a) a purchase contract (a “Purchase Contract”) under which the holder will purchase from the Company on or before May 17, 2010 a number of shares (the “Issuable Common Stock”) of common stock, $0.01 par value, of the Company (the “Common Stock”) calculated as set forth in the Purchase Contract and Pledge Agreement (as defined herein) and (b) a 1/20 undivided beneficial interest in a Senior Note, Series A initially due May 17, 2012 (the “Senior Notes”) of the Company having a principal amount of $1,000.

In accordance with the terms of the Purchase Contract and Pledge Agreement to be dated as of April 25, 2007 (the “Purchase Contract and Pledge Agreement”) among the Company, The Bank of New York, as purchase contract agent (the “Purchase Contract Agent”) and The Bank of New York, as collateral agent, custodial agent and securities intermediary (the “Collateral Agent”), the Senior Notes constituting a part of the Securities will be pledged by the Purchase Contract Agent, on behalf of the holders of the Securities, to the Collateral Agent for the benefit of the Company, pursuant to the Purchase Contract and Pledge Agreement to secure the holders’ obligation to purchase the Issuable Common Stock under the Purchase Contracts. The rights and obligations of a holder of Securities in respect of Senior Notes (subject to the pledge thereof) and Purchase Contracts will initially be evidenced by a Corporate HiMEDS Units Certificate (as defined in the Purchase Contract and Pledge Agreement).

The Senior Notes will be issued pursuant to an Indenture, dated as of April 18, 2007, and a Supplemental Indenture No. 1, dated as of April 25, 2007, establishing the terms of the Senior Notes (collectively, the “Indenture”) in each case, between The Bank of New York, as trustee (the “Trustee”), and the Company.

Pursuant to a Remarketing Agreement (the “Remarketing Agreement”) described in the Prospectus (as defined herein) among the Company, the Purchase Contract Agent and the remarketing agent (together, the “Remarketing Agent”), the Senior Notes will be remarketed, subject to certain terms and conditions.

As used in this Agreement, “Transaction Documents” shall mean, collectively, the Purchase Contract and Pledge Agreement, the Indenture and the Remarketing Agreement.

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters that:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-142200), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Securities and the Issuable Common Stock which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including any related preliminary prospectus or the prospectus and all financial statements, schedules, exhibits and any information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement.” No other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Securities and the Issuable Common Stock have been registered under the Securities Act pursuant to the Registration Statement. The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”), proposes to file the prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is referred to herein as a “Preliminary Prospectus” and the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424 on or prior to 10:30 P.M., New York City time (the “Applicable Time”) on the date hereof is referred to herein as the “Pricing Prospectus.” The Pricing Prospectus, together with each “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act (“Rule 433”)) (an “Issuer Free Writing Prospectus”), including the Issuer Free Writing Prospectuses attached as Schedule II and listed on Schedule IV, issued or filed by the Company at or before the Applicable Time is referred to herein as the “Pricing Disclosure Package.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act (as defined below) on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. All references in this Agreement to the Registration Statement, a Preliminary Prospectus, the Prospectus or an Issuer Free Writing Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), as superseded by a subsequent filing, if applicable.

(b) No stop order suspending the effectiveness of either the Registration Statement, if any, or the use of the Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, the Registration Statement and any amendments thereof complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) under the Securities Act), and when any amendment or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the Applicable Time, the Pricing Disclosure Package did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus (including, without limitation, any “road show” that constitutes a “free writing prospectus” under Rule 433 under the Securities Act) conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The “issuer information” (as defined in Rule 433) included in each “free writing prospectus” (as defined in Rule 405 under the Securities Act (“Rule 405”)) used or referred to by the Underwriters with the prior written consent of the Company (“Permitted Issuer Information”), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters specifically for use therein. The parties acknowledge and agree that, for all purposes relating to this Agreement, such information provided by or on behalf of the Underwriters consists solely of paragraphs 3, 6, 7, 8 and 13 under the caption “Underwriting” in the Prospectus.

(c) PricewaterhouseCoopers LLP, who have certified the financial statements and supporting schedules and information of the Company that are included or incorporated by reference in the Registration Statement, are independent public accountants as required by the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Rules and Regulations.

(d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as disclosed in the Registration Statement and the Pricing Prospectus, the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock and there has been no material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and each subsidiary of the Company listed on Exhibit A hereto (the “Subsidiaries”), taken as a whole; (ii) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Pricing Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented, or incorporated by reference, in the Registration

Statement and the Pricing Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Pricing Prospectus.

(e) The authorized, issued and outstanding capital stock of the Company is as set forth in the Pricing Prospectus in the column headed “Actual” under the caption “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement and the Pricing Prospectus, will be as set forth in the Pricing Prospectus in the column headed “As Adjusted” under the caption “Capitalization”. All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company or any Subsidiary any “Relevant Security,” which is defined as any Common Stock or other security of the Company or any Subsidiary that is convertible into, or exercisable or exchangeable for Common Stock or equity securities, or that holds the right to acquire any Common Stock or equity securities of the Company or any Subsidiary or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

(f) The Securities (comprised of the Purchase Contracts and the Senior Notes) have been duly authorized by the Company, and when authenticated (as applicable), issued and delivered in the manner provided in the relevant Transaction Document and delivered against payment of the purchase price therefor as provided herein, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law) and the Purchase Contracts will be entitled to the benefits provided by the Purchase Contract and Pledge Agreement and the Senior Notes will be entitled to the benefits provided by the Indenture (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law). The shares of Issuable Common Stock have been duly and validly authorized and, when delivered in accordance with the Purchase Contract, will be duly and validly issued, fully paid and non-assessable.

(g) The Securities have been and the Issuable Common Stock will be issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of Securities in the Offering or upon the issuance of the Issuable Common Stock. The Common Stock and the Securities conform to the descriptions thereof contained in the Registration Statement and the Pricing Prospectus. Except as disclosed in the Registration Statement and the Pricing Prospectus, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

(h) The Subsidiaries listed on Exhibit A are the only subsidiaries of the Company within the meaning of Rule 405. Except for the Subsidiaries and as otherwise disclosed in the Registration Statement and the Pricing Prospectus, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”).

(i) Each of the Company and the Subsidiaries has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. Each of the Company and the Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Pricing Prospectus, and to own, lease and operate its respective properties. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; (ii) the long-term debt or capital stock of the Company or any Subsidiary; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Pricing Prospectus (any such effect being a “Material Adverse Effect”).

(j) Each of the Company and the Subsidiaries has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Pricing Prospectus, and each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect.

(k) The Company has full right, power and authority to execute and deliver this Agreement and the Transaction Documents, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement and the Transaction Documents, the Registration Statement and the Pricing Prospectus. This Agreement and the transactions contemplated by this Agreement and the Transaction Documents, the Registration Statement and the Pricing Prospectus have been duly and validly authorized by the Company. Each of this Agreement and the Transaction Documents have been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(l) The execution, delivery, and performance of this Agreement and the Transaction Documents and consummation of the transactions contemplated by this Agreement, the Registration Statement and the Pricing Prospectus, including the issuance of the Securities and the Issuable Common Stock, do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.

(m) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement and the Transaction Documents or consummation of the transactions contemplated by this Agreement and the Transaction Documents, the Registration Statement and the Pricing Prospectus, including the issuance, sale and delivery of the Securities to be issued, sold and delivered hereunder and the Issuable Common Stock, except the registration under the Securities Act of the Securities and the Issuable Common Stock, which has become effective, and such Consents as may be required under state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) or NASD Regulation, Inc. (“NASDR”) in connection with the purchase and distribution of the Securities by the Underwriters, each of which has been obtained and is in full force and effect.

(n) Except as disclosed in the Registration Statement and the Pricing Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the

Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the best of the Company’s knowledge, no such proceeding, litigation or arbitration is threatened; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

(o) The financial statements, including the notes thereto, and the supporting schedules included or incorporated by reference in the Registration Statement and the Pricing Prospectus present fairly in all material respects the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries and the other entities for which financial statements are included or incorporated by reference in the Registration Statement and the Pricing Prospectus; except as otherwise stated in the Registration Statement and the Pricing Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included or incorporated by reference in the Registration Statement and the Pricing Prospectus present fairly in all material respects the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement. The other financial and statistical information included or incorporated by reference in the Registration Statement and the Pricing Prospectus present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement and the Pricing Prospectus and the books and records of the respective entities presented therein.

(p) There are no pro forma or as adjusted financial statements which are required to be included or incorporated by reference in the Registration Statement and the Pricing Prospectus in accordance with Regulation S-X.

(q) The statistical, industry-related and market-related data included in the Registration Statement and the Pricing Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(r) The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the EDGAR System. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and the outstanding shares of Common Stock are listed for quotation on the NASDAQ (as defined in Section 11(b) below, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the NASDAQ, nor has the Company received any notification that the Commission or the NASDAQ is contemplating terminating such registration or listing.

(s) The Company and the Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(t) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities particularly during the periods in which the filings made by the Company with the Commission which it may make under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act are being prepared, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(u) There is and has been no failure on the part of the Company and the Subsidiaries or any of the officers and directors of the Company or any of the Subsidiaries, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations in connection therewith, including without limitation Section 402 related to loans and Sections 302 and 906 related to certifications.

(v) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(w) Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Pricing Prospectus, neither Company nor any of its affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Pricing Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement and the Pricing Prospectus.

(x) Except as disclosed in the Registration Statement and the Pricing Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Securities contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(y) The conditions for use of Form S-3 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.

(z) The documents incorporated or deemed to be incorporated by reference in the Pricing Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and, when read together with the other information in the Pricing Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(aa) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Registration Statement and the Pricing Prospectus, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(bb) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement and the Pricing Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and which have not been so described or filed.

(cc) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Pricing Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Pricing Prospectus. The Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, including through a Subsidiary (other than as permitted under the Sarbanes-Oxley Act for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(dd) Except as disclosed in the Registration Statement and the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Pricing Prospectus or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(ee) The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration and the Pricing Prospectus. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Registration Statement and the Pricing Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

(ff) The Company and each Subsidiary (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement and Pricing Prospectus and (ii) does not believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the best of the Company’s knowledge, all material technical information developed by and belonging to the Company or any Subsidiary which has not been patented has been kept confidential. Neither the Company nor any Subsidiary has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company and its Subsidiaries or those products and services described in the Registration Statement and Pricing Prospectus. To the Company’s best knowledge, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(gg) The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that could not reasonably be expected to have a Material Adverse Effect.

(hh) The Company has in effect insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act, the Rules and Regulations and applicable foreign securities laws.

(ii) Each of the Company and the Subsidiaries has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s federal, state, local or foreign taxes is pending or, to the best of the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

(jj) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company’s knowledge, is imminent which (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect.

(kk) No “prohibited transaction” (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(ll) Neither the Company, any Subsidiary nor, to the Company’s knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

(mm) Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses (ii) and (iii) above) violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except (in the case of clause (ii) alone) for any lien, charge or encumbrance disclosed in the Registration Statement and the Pricing Prospectus.

(nn) The Company is duly registered as a savings and loan holding company under the Home Owners’ Loan Act, as amended; the deposit accounts of the Company’s depository institution subsidiary is insured by the Federal Deposit Insurance Corporation (the “FDIC”) to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or, to the best of the Company’s knowledge, threatened; and neither the Company nor any of its subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, written commitment or other written supervisory agreement with the Office of Thrift Supervision (the “OTS”), the FDIC or any other federal or state authority or agency charged with the supervision or insurance of depository institutions or their holding companies.

(oo) The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or any person acting on the Company’s behalf (within the meaning of Rule 163(c) under the Securities Act) made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities, is not on the date hereof and will not be on the Closing Date and each Additional Closing Date, if any, an “ineligible issuer” (as defined in Rule 405). With respect of each Free Writing Prospectus the Company has complied with the prospectus delivery, filing and record retention requirements and requirements to include legends applicable under Rule 164(h)(2) of the Securities Act. The Company has not made any offer relating to the Securities or distributed any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Underwriters have consented in writing, without the prior written consent of the Underwriters.

(pp) The Company has been since the time of initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405) eligible to use Form S-3 for the offering of the Stock, including not having been an “ineligible issuer” (as defined in Rule 405) at any such time or date. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and was filed not earlier than the date that is three years prior to the Closing Date or Additional Closing Date (as defined below).

(qq) The Purchase Contract and Pledge Agreement will create, as collateral security for the performance when due by the holders from time to time of the Securities of their respective obligations under the Purchase Contracts, a valid security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Purchase Contract and Pledge Agreement.

(rr) The Indenture has been duly qualified under the Trust Indenture Act of 1939 (the “1939 Act”).

(ss) The Company has complied with all provisions of Section 517.075, Florida Statues (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2. Purchase and Sale.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters and each Underwriter agrees, severally and not jointly, to purchase from the Company the respective number of Securities set forth opposite such Underwriter’s name in Schedule I hereto at a price per share (the “Purchase Price”) set forth in Schedule II.

(b) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase up to an additional 480,000 Equity Units at the Purchase Price. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part, from time to time, for the sole purpose of covering sales of Securities in excess of the aggregate number of Initial Securities, upon written notice by the Representative to the Company on any business day during such 30-day period setting forth the number of Option Securities as to which the Representative is exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (each, an “Additional Closing Date”) shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date (as defined herein). If the option is exercised as to all or any portion of the Option Securities, each Underwriter severally and not jointly will purchase that number of Option Securities (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Option Securities by a fraction the numerator of which is the maximum number of Option Securities which such Underwriter is entitled to purchase and the denominator of which is the maximum number of Option Securities which all of the Underwriters are entitled to purchase hereunder. Any such election to purchase Option Securities shall be made in proportion to the maximum number of Option Securities to be sold by the Company.

(c) Each of the Underwriters agrees to pledge, through the Purchase Contract Agent, to the Collateral Agent, on behalf of the initial purchasers of the Securities, the Senior Notes underlying the Securities with respect to which the Company and the Underwriters have entered into Purchase Contracts. Such pledge shall be effected by the delivery to the Collateral Agent, through the Purchase Contract Agent, of the Senior Notes to be pledged at the Closing Date or any Additional Closing Date in accordance with the Purchase Contract and Pledge Agreement.

(d) Payment of the purchase price for, and delivery of certificates representing, the Initial Securities shall be made at the office of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 (“Underwriters’ Counsel”), or at such other place as shall be agreed upon by the Underwriters and the Company, at 10:00 A.M., New York City time, on the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day after the determination of the public offering price of the Initial Securities), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the “Closing Date”).

(e) In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriters and the Company, on each Additional Closing Date as specified in the written notice from the Underwriters to the Company.

(f) Payment of the purchase price for the Securities shall be made by wire transfer in same day funds to or as directed by the Company upon delivery of certificates for the Securities to the Representatives through the facilities of The Depository Trust Company for the account of the Underwriters. Certificates for the Securities shall be registered in such name or names and shall be in such denominations as the Underwriters may request at least two business days before the Closing Date. The Company will permit the Underwriters to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

3. Offering. The Underwriters propose to offer the Securities for sale to the public (the “Offering”) upon the terms and conditions set forth in the Prospectus.

4. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

(a) The Registration Statement and any amendments thereto are effective upon filing, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Underwriters of such timely filing.

The Company will notify you immediately (and, if requested by the Underwriters, will confirm such notice in writing) (i) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (ii) of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus or any Issuer Free Writing Prospectus, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or the use of the Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) or file or use any Issuer Free Writing Prospectus that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Underwriters shall object in writing after being timely furnished in advance a copy thereof. The Company will provide the Underwriters with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit the Underwriters a reasonable opportunity to review and comment thereon.

(b) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus. If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Securities, the representations and warranties of the Company contained in Sections 1(b), 1(o) or 1(z) of this Agreement shall cease to be true and correct or, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission, subject to Section 4(a) hereof, an appropriate amendment or supplement (in form and substance satisfactory to the Underwriters) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(c) The Company shall retain, in accordance with the Rules and Regulations, all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations. If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Representative or the Company, conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus as then amended or supplemented or would, in the judgment of the Representative or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify the Representative promptly and prepare, subject to Section 4(a)(i) hereof, an appropriate amendment or supplement (in form and substance satisfactory to the Representative) which will correct such statement, omission or conflict or to effect such compliance.

(d) The Company will promptly deliver to each of you and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement (which, if requested, will include one signed copy), all Issuer Free Writing Prospectuses and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Pricing Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

(e) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(f) The Company will use its best efforts, in cooperation with the Underwriters, at or prior to the time of effectiveness of the Registration Statement, to qualify the Securities and the Issuable Common Stock for offering and sale under the securities laws relating to the offering or sale of the Securities of such jurisdictions, domestic or foreign, as the Representative may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(g) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(h) During the period of 90 days from the date of the Prospectus, without the prior written consent of the Representative the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing except for share repurchases pursuant to the share repurchase program approved by the Company’s board of directors on October 24, 2006, as amended on April 16, 2007, (ii) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain an undertaking in substantially the form of Annex IV hereto of each of its officers, directors and its stockholders listed on Schedule I attached hereto not to engage in any of the aforementioned transactions on their own behalf, other than the sale of Issuable Common Stock as contemplated by this Agreement and the Company’s issuance of Common Stock upon (i) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (ii) the exercise of currently outstanding options; and (iii) the grant and exercise of options under, or the issuance and sale of securities pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement and the Prospectus. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans or Form S-4 relating to corporate reorganizations or other transactions under Rule 145.

(i) During the period of five years from the effective date of the Registration Statement, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to you (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

(j) The Company will apply the net proceeds from the sale of the Securities as set forth under the caption “Use of Proceeds” in the Prospectus.

(k) The Company will use its best efforts to effect and maintain the listing of the Issuable Common Stock on the NASDAQ.

(l) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(m) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Securities.

(n) The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities except pursuant to the Share Repurchase Program.

(o) The Company will not, without the prior written consent of the Representative, make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus. Prior to the last date on which an Additional Closing Date, if any, may occur, the Company will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Underwriters has previously consented in writing.

Each Underwriter severally and not jointly covenants and agrees with the Company that such Underwriters will not use or refer to any “free writing prospectus” (as defined in Rule 405) without the prior written consent of the Company where the use or reference to such free writing prospectus would require the filing of any “issuer information” (as defined in Rule 433)

with the Commission; provided that “issuer information,” as used in this Section 4, shall not be deemed to include information prepared by or on behalf of the Underwriters on the basis of or derived from issuer information.

5. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and the Offering; (iii) the cost of producing this Agreement, the Transaction Agreements, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Issuable Common Stock for offering and sale under state or foreign securities or blue sky laws as provided in Section 4(f) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; (vi) all fees and expenses in connection with listing the Securities and the Issuable Common Stock on the NASDAQ; (vii) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Securities; and (viii) any stock transfer taxes incurred in connection with this Agreement or the Offering. The Company also will pay or cause to be paid: (x) the cost of preparing stock certificates representing the Securities; (y) the cost and charges of any transfer agent or registrar for the Securities; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. It is understood, however, that except as provided in this Section, and Sections 7, 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of its counsel and stock transfer taxes on resale of any of the Securities by them. In addition, the Underwriters, severally and not jointly, have agreed to pay the Company’s out of pocket expenses up to a maximum of (i) $800,000, if the option described in Section 2(b) hereof to purchase all or any part of the Option Securities is not exercised, or (ii) $920,000, if the option is exercised as to all or any portion of the Option Securities. The obligation of such Underwriter shall be pro rata based on its obligation to purchase the Securities. Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated pursuant to Section 6 or 11(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all out-of pocket expenses of the Underwriters (including but not limited to fees and disbursements of counsel to the Underwriters) incurred in connection herewith.

6. Conditions of Underwriters’ Obligations. The obligations of each Underwriter to purchase and pay for the Securities, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date and the Additional Closing Date to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters’ Counsel pursuant to this Section 6 of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to each of the following additional conditions:

(a) The Registration Statement shall have become effective and all necessary regulatory or stock exchange approvals shall have been received not later than 10:30 p.m., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative; if the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof and a form of the Prospectus containing information relating to the description of the Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or the use of the Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

(b) At the Closing Date or Additional Closing Date, as the case may be, you shall have received the favorable written opinions of (i) Camner, Lipsitz & Poller, P.A., counsel for the Company, dated the Closing Date or Additional Closing Date, as the case may be, addressed to the Underwriters in the form attached hereto as Annex I, (ii) Cadwalader, Wickersham and Taft, LLP dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex II.

(c) All proceedings taken in connection with the sale of the Securities and the Issuable Common Stock, as herein contemplated shall be satisfactory in form and substance to the Underwriters and to Underwriters’ Counsel, and the Underwriters shall have received from Underwriters’ Counsel a favorable written opinion, dated as of the Closing Date or the Additional Closing Date, as the case may be, with respect to the issuance and sale of the Securities, and the Issuable Common Stock, the Registration Statement, the Prospectus and the Pricing Disclosure Package and such other related matters as the Underwriters may require, and the Company shall have furnished to Underwriters’ Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(d) At the Closing Date or Additional Closing Date, as the case may be, you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date or Additional Closing Date, as the case may be, to the effect that (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date, or Additional Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 1 hereof are accurate, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) since the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or the use of the Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included and are not included in the Registration Statement and the Pricing Prospectus pursuant to the Rules and Regulations and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus (exclusive of any amendment or supplement thereto) there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (x) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; (y) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (z) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Transaction Documents, the Registration Statement and the Pricing Prospectus.

(e) At the time this Agreement is executed and at the Closing Date, or Additional Closing Date, as the case may be, you shall have received a comfort letter, from PricewaterhouseCoopers LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date or Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to the Underwriters, Underwriters’ Counsel and PricewaterhouseCoopers LLP.

(f) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Pricing Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident or other calamity at any of the properties owned or leased by the Company or any of its Subsidiaries, the effect of which, in any such case described above, is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Pricing Prospectus (exclusive of any supplement).

(g) No downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) and no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

(h) You shall have received a duly executed lock-up agreement from each person who is a director or executive officer of the Company and each shareholder listed on Schedule I hereto, in each case substantially in the form attached hereto as Annex IV.

(i) At the Closing Date or the Additional Closing Date, as the case may be, the Securities and the Issuable Common Stock shall have been approved for quotation on the NASDAQ.

(j) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(k) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters’ Counsel pursuant to this Section 6 shall not be satisfactory in form and substance to the Underwriters and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Underwriters at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Securities may be cancelled at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

7. Indemnification.

(a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement as originally filed or any amendment thereto, or (B) any related Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, (C) any Issuer Free Writing Prospectus or any amendment or supplement thereto or (D) any Permitted Issuer Information or (ii) arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any related Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, any Permitted Issuer Information or any Non-Prospectus Roadshow a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter expressly for use therein. The parties agree that such information provided by or on behalf of such Underwriter consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement as originally filed or any amendment thereto, (B) any related Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (C) any Issuer Free Writing Prospectus or any supplement or amendment thereto or (ii) arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any related Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any Non-Prospectus Roadshow a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Underwriter specifically for use therein; provided, however, that in no case shall such Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Securities to be purchased by the Underwriter hereunder. The parties agree that the only information provided by or on behalf of the Underwriter for use in the Registration Statement, any related Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any Non-Prospectus Roadshow consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity will be in addition to any liability which such Underwriter may otherwise have, including but not limited to other liability under this Agreement.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company on the one hand, and the Underwriters, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8, (i) the Underwriters shall not be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Securities underwritten by it and distributed to the public exceeds the amount of any damages which the Underwriters has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise.

9. Defaulting Underwriter. (a) If, on the Closing Date, or any Additional Closing Date, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, any non-defaulting Underwriter may in its discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriter to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriting or the Company may postpone the Closing Date or any Additional Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section 9, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Prospectus by the non-defaulting Underwriter and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the principal amount of Securities that such Underwriter agrees to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriter and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 5 hereof and except that the provisions of Section 8 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Securities to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8, 10 and 11 hereof shall survive any termination of this Agreement, including termination pursuant to Section 11 hereof.

11. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of (i) receipt by the Underwriters and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 1, 5, 7, 8 and 12 through 17, inclusive, shall remain in full force and effect at all times after the execution hereof.

(b) The Underwriters shall have the right to terminate this Agreement at any time prior to the Closing Date or in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Preliminary Prospectus and the Prospectus.

(c) Any notice of termination pursuant to this Section 11 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof, or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to the Underwriters, shall be mailed, delivered, or faxed and confirmed in writing, to the Representative at 277 Park Avenue, 13th Floor, New York, New York, Attention: Equity Syndicate Desk, with a copy to Underwriters’ Counsel at Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York, 10017, Attention: Gary I. Horowitz, Esq.;

(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: Humberto L. Lopez;

Any such notices and other communications shall take effect at the time of receipt thereof.

13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Securities from the Underwriters.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

15. Entire Agreement. (a) This Agreement, together with any contem-poraneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Pricing Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.

(b) The Company acknowledges that in connection with the offering of the Securities: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

18. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

BANKUNITED FINANCIAL CORPORATION

By:	/s/ Humberto Lopez
Name:	Humberto Lopez
Title:	Senior Executive Vice President and Chief Financial Officer

Accepted as of the date first above written

J.P.MORGAN SECURITIES INC.

For itself and on behalf of the several Underwriters listed on Schedule I hereto

By:	/s/ Gautam Sareen
Name:	Gautam Sareen
Title:	Vice President

SCHEDULE I

Underwriters	Number of Securities
J.P. Morgan Securities Inc.	1,920,000
Bear Stearns & Co. Inc.	640,000
UBS Securities LLC	640,000

Total:	3,200,000

SCHEDULE II

Free Writing Prospectus Filed on April 20, 2007 Under Rule 433 of the Securities Act

SCHEDULE III

I.	Alfred R. Camner

II.	Lawrence H. Blum

III.	Ramiro Ortiz

IV.	Humberto Lopez

V.	Felix Garcia

VI.	Douglas Sawyer

VII.	Robert A. Marsden

VIII.	Roberta R. Kressel

IX.	Carlos Fernandez-Guzman

X.	Abel L. Iglegias

XI.	Clay F. Wilson

XII.	Marc D. Jacobson

XIII.	Hardy C. Katz

XIV.	Albert E. Smith

XV.	Allen Bernkrant

XVI.	Hunt Deutsch

XVII.	Earline G. Ford

XVIII.	Neil H. Messinger

XIX.	Bradley Weiss

XX.	Tod Aronovitz

XXI.	Joris Jabouin

XXII.	James Foster

XXIII.	Robert Green

XXIV.	Lauren Camner

SCHEDULE IV

Free Writing Prospectus

Press Release dated April 18, 2007 Filed Under Rule 163 of the Securities Act

EXHIBIT A

Subsidiaries

BankUnited, FSB which owns 100% of:

T&D Properties of South Florida, Inc.

Bay Holdings, Inc.

CRE Properties, Inc.

BU, REIT, Inc.

BU Delaware, Inc.

SCG Mortgage Corporation

SCG Management Corporation

BankUnited Financial Services, Incorporated

CRE America Corporation

BankUnited Capital

BankUnited Capital II

BankUnited Capital III

BankUnited Statutory Trust I

BankUnited Statutory Trust II

BankUnited Statutory Trust III

BankUnited Statutory Trust IV

BankUnited Statutory Trust V

BankUnited Statutory Trust VI

BankUnited Statutory Trust XI

BUFC Statutory Trust VII

BUFC Statutory Trust VIII

BUFC Statutory Trust IX

BUFC Statutory Trust X

ANNEX I

Form of Opinion of Company Counsel,

Camner, Lipsitz and Poller, P.A.

1. Each of the Company and its Subsidiaries has been duly organized and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Pricing Prospectus. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect.

2. Each of the Underwriting Agreement and the Remarketing Agreement has been duly authorized, and the Underwriting Agreement has been duly executed and delivered by the Company.

3. The Company has an authorized capitalization as set forth in the Prospectus; the shares of Issuable Common Stock have been duly and validly authorized and reserved for issuance by the Company and, when issued and delivered in accordance with the provisions of the Purchase Contract and Pledge Agreement against payment of the purchase price therefor, will be duly and validly issued and fully paid and non-assessable; and the issuance of the Issuable Common Stock will not be subject to any preemptive or other similar right.

4. The Securities (comprised of the Purchase Contracts and the Senior Notes) have been duly authorized, executed and delivered by the Company and, assuming due payment by the Underwriters in accordance with the terms of this Agreement, the Securities (comprised of the Purchase Contracts and the Senior Notes) will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law), and the Purchase Contracts will be entitled to the benefits provided by the Purchase Contract and Pledge Agreement and the Senior Notes will be entitled to the benefits provided by the Indenture (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

5. Each of the Purchase Contract and Pledge Agreement and the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality,

1

reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

6. To the best of such counsel’s knowledge and other than as set forth in the Pricing Prospectus, there are no judicial, regulatory or other legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated.

7. The execution, delivery, and performance of the Underwriting Agreement and the Transaction Agreements, the issuance and sale of the Securities and the Issuable Common Stock and consummation of the transactions contemplated by the Underwriting Agreement, and the Transaction Agreements, the Registration Statement, the Pricing Prospectus and the Prospectus do not and will not (A) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of its Subsidiaries is a party or by which any of the Company or any of its Subsidiaries or their respective properties or assets may be bound or (B) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any of its Subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body.

8. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Transaction Agreements, the issuance and sale of the Securities and the Issuable Common Stock or consummation of the transactions contemplated by the Underwriting Agreement and the Transaction Agreements, the Registration Statement, the Pricing Prospectus and the Prospectus, except for (1) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and (3) such as are required by the NASD.

9. The Registration Statement, the Pricing Prospectus and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus or any amendment thereof or supplement thereto (other than the

2

financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations.

10. The statements under the captions “Description of Capital Stock” and “Underwriting” in the Pricing Prospectus and Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

11. Neither the Company nor any of the Subsidiaries is, nor after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement and the Pricing Prospectus, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

12. Except to the extent described in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor there is any restriction on the voting or transfer of, any of the Securities pursuant to the Company’s articles of incorporation or by-laws or any agreement or instrument, except such preemptive or other rights and/or restrictions as relate to the transactions contemplated by the Purchase Contract, the Pledge Agreement and the Indenture.

13. The Registration Statement is effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or the use of the Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus has been issued and no proceeding for that purpose has been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430A under the Securities Act have been made.

14. The Company has full right, power and authority to execute and deliver this Agreement and the Securities and to perform its obligations hereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the Securities and consummation of the transactions contemplated by Underwriting Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus and as described in the Registration Statement, the Pricing Prospectus and the Prospectus have been duly and validly taken.

15. To the best knowledge of such counsel, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

16. The Company is duly registered as a savings and loan holding company under the Home Owners’ Loan Act and the deposit accounts of the Company’s depository institution subsidiary are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or, to our knowledge, threatened.

3

17. Neither the Company nor any of its Subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel’s knowledge after due inquiry, neither the Company nor any of its Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its Subsidiaries, taken as a whole, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound.

18. Each of the Company and its Subsidiaries has such authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable environmental laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect; each such authorization is valid and in full force and effect and each of the Company and its Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such authorization; and such authorizations contain no restrictions that are burdensome to the Company or any of its Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement, the Prospectus and the Pricing Disclosure Package and related matters were discussed and, no facts have come to the attention of such counsel which would lead such counsel to believe that (i) the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereto made prior to the Closing Date, as of the date of such amendment, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus, as of its date (or any amendment or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

4

Such counsel will state that Simpson Thacher & Bartlett LLP is entitled to rely on the opinion as to matters relating to Florida law.

5

ANNEX II

Form of Opinion of Cadwalader, Wickersham & Taft LLP

a. The statements under the headings “Description of the Equity Units,” “Description of Purchase Contracts,” “Certain Provisions of the Purchase Contracts and the Purchase Contract and Pledge Agreement,” “Description of the Senior Notes” and “Description of Debt Securities,” to the extent such statements summarize material terms of the Equity Units, the Purchase Contracts, the Purchase Contract and Pledge Agreement and Senior Notes, respectively, are correct in all material respects.

b. The Purchase Contract and Pledge Agreement is effective to create in favor of The Bank of New York, as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the Company a valid security interest under the New York UCC in all of the right, title and interest of each Holder, acting through the Purchase Contract Agent as such Holder’s attorney-in-fact, in and to the Collateral, to secure the performance of the Obligations, to the extent a security interest may be created therein under the New York UCC.

c. The statements made in the Prospectus under the heading “Certain U.S. Federal Income Tax Considerations” to the extent such statements summarize material U.S. federal income tax consequences of the purchase, beneficial ownership and disposition of the HiMEDS to the holders thereof described therein, are correct in all material respects.

1

April     , 2007

J.P. MORGAN SECURITIES INC.

277 Park Avenue

New York, New York 10172

As Representative of the several

Underwriters listed in Schedule I

hereto (the “Underwriters”)

BankUnited Financial Corporation Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by BankUnited Financial Corporation, a Florida corporation (the “Company”), of its equity units (the “Securities”).

In order to induce the Underwriters to underwrite the Offering, the undersigned hereby agrees that, without your prior written consent, during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means any common stock or other security of the Company or any subsidiary that is convertible into, or exercisable or exchangeable for common stock or equity securities or that holds the right to acquire any common stock or equity securities of the Company or any subsidiary or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.

The undersigned hereby further agrees that, without the prior written consent of the Representative, during the Lock-Up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:
Print Name:

2